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                                                                     EXHIBIT 1.1


                                                 S&C Draft of September 16, 1996



                         THE SABRE GROUP HOLDINGS, INC.
                              CLASS A COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)


                                                                          , 1996
Goldman, Sachs & Co.,
J.P. Morgan Securities Inc.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated,
Salomon Brothers Inc,
  As representatives of the several Underwriters
    named in Schedule I hereto,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

     The SABRE Group Holdings, Inc. (the "Company"), a Delaware corporation and a wholly owned subsidiary of AMR Corporation, a Delaware corporation ("AMR"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 16,160,000 shares (the "Firm Shares") and, at the election of the Underwriters, up to 2,424,000 additional shares (the "Optional Shares") of Class A Common Stock, par value $.01 per share ("Stock"), of the Company (the Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof being collectively called the "Shares").

     It is understood and agreed to by all parties that the Company is concurrently entering into an agreement (the "International Underwriting Agreement") providing for the sale by the Company of up to a total of 4,646,000 shares of Stock (the "International Shares"), including the overallotment option thereunder, through arrangements with certain underwriters outside the United States named in Schedule I to the International Underwriting Agreement (the "International Underwriters"), for whom Goldman Sachs International, J.P. Morgan Securities Ltd., Merrill Lynch International and Salomon Brothers International Limited are acting as lead managers. Anything herein or therein to the contrary notwithstanding, the respective closings under this Agreement and the International Underwriting Agreement are hereby expressly made conditional on one another. The Underwriters hereunder and the International Underwriters are simultaneously entering into an Agreement between U.S. and International Underwriting
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Syndicates (the "Agreement between Syndicates") which provides, among other things, for the transfer of shares of Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Stock contemplated by the foregoing, one relating to the Shares hereunder and the other relating to the International Shares. The latter form of prospectus will be identical to the former except for certain substitute pages. Except as used in Sections 2, 3, 4, 9 and 11 herein, and except as the context may otherwise require, references hereinafter to the Shares shall include all the shares of Stock which may be sold pursuant to either this Agreement or the International Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the U.S. and the international versions thereof.

     1. (a) The Company represents and warrants to, and agrees with, each of the Underwriters that:

                      (i)     A registration statement on Form S-1 (File
                 No. 333-09747) (as amended prior to the date hereof, the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a)(i) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter individually and collectively called the "Registration Statement"; and such final prospectus, in the form first filed





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                 pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus");

                     (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished
                 in writing to the Company by an Underwriter    through
                 Goldman, Sachs & Co. expressly for use therein;

                    (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                     (iv) The consolidated financial statements (including the related notes and supporting schedules) of the Company and its subsidiaries included in the Registration Statement, any Preliminary Prospectus and the Prospectus present fairly the consolidated financial condition, results of operations and cash flows of the entities purported to be shown thereby as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder and have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis through the periods indicated; the pro forma financial statements included in the Prospectus comply in all material respects with the Act and the rules and regulations thereunder and no other pro forma financial statements or schedules are required by the Act or the rules and regulations thereunder to be included in the Registration Statement, any of the Preliminary Prospectuses or the





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                 Prospectus; the pro forma adjustments have been properly
                 applied to the historical amounts in the computation of such pro forma financial statements; the assumptions described in the notes to such pro forma financial statements provide a reasonable basis for presenting the significant direct effects of the transactions reflected therein; and the pro forma adjustments give appropriate effect to those assumptions;

                      (v) Neither the Company nor any of its significant subsidiaries (as such term is defined in Rule 1- 02 of Regulation S-X promulgated under the Act) has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business that is material to the Company and its subsidiaries taken as a whole from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change in the condition, financial or otherwise, results of operations or general affairs of the Company and its subsidiaries taken as a whole;

                     (vi) The Company is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, has the corporate power and authority to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                    (vii) Each subsidiary of the Company is a corporation duly incorporated and validly existing in good standing under the laws of its jurisdiction of incorporation, has full corporate power and authority under such laws to own its properties and to conduct its business as such business is described in the Prospectus and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which such qualification is required, or is subject to no material liability or disability by reason of the failure to be so qualified in such jurisdictions; and all of the issued and outstanding capital stock of each such corporation has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through subsidiaries, free and clear of any liens, encumbrances, equities or claims;





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                   (viii)     The Company has an authorized capitalization as
                 set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description of the Stock contained in the Prospectus;

                     (ix) The Shares have been duly and validly authorized by the Company and, when issued and delivered against payment therefor as provided herein and in the International Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                      (x) The issuance, sale and delivery of the Shares by the Company, the execution and delivery of this Agreement and the International Underwriting Agreement by the Company, the consummation by the Company of the transactions herein and therein contemplated, and the compliance by the Company with the terms of this Agreement and the International Underwriting Agreement do not and will not violate, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, (A) the Certificate of Incorporation or By-Laws of the Company or any of its subsidiaries, (B) any indenture, mortgage, or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of their respective properties are subject, except for such violations, conflicts with, breaches and defaults as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or materially and adversely affect the consummation of the transactions contemplated by this Agreement or the International Underwriting Agreement, or
                 (C) any applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its subsidiaries or any of their respective properties; and no consent, approval, authorization, registration, qualification or order of any government, governmental instrumentality or court, domestic or foreign, is required for valid authorization, issuance, sale and delivery of the Shares, the valid authorization, execution, delivery and performance of this Agreement and the International Underwriting Agreement or the consummation by the Company of the transactions contemplated by this Agreement and the International Underwriting Agreement, except such as are required under the Act, the securities or Blue Sky laws of the various states in the United States or the securities or similar laws of any foreign jurisdiction;





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                     (xi)     This Agreement and the International Underwriting
                 Agreement have been duly authorized, executed and delivered by the Company and constitute valid and binding obligations of the Company;

                    (xii) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations and defaults as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole;

                   (xiii) The Company and its subsidiaries have good and marketable title in fee simple to all material real property and good title to all material personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any material real property and material personal property held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                    (xiv) The Company and its subsidiaries own, or possess adequate rights to use, all patents, trademarks, service marks, trade names, copyrights and licenses (including the names, "SABRE", "Travelocity", "easySABRE", "TurboSABRE", "PlanetSABRE", "Business Travel Solutions", "CARS Plus", "SHAARP Plus", "SABRErail", "SABRE TourGuide", "SABRE Navigator", "SABRE CruiseDirector", "Basic Booking Request", "Direct Connect Availability", "Fair Action Evaluator", "AIRPRICE", "AIRCREWS", "AIRFLITE" and "SABRE Wireless") necessary to conduct their businesses currently and as proposed in the Prospectus to be conducted, and neither the Company nor its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement or conflict with) asserted rights of others with respect to such patents, trademarks, service marks, tradenames, copyrights or licenses, except for such failures to own or possess and such infringements and conflicts as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole or materially affect the ability of the Company and its subsidiaries to conduct their businesses currently and as proposed in the Prospectus to be conducted;





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                     (xv)     The statements set forth in the Prospectus under
                 the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the captions "Relationship with AMR and Certain Transactions" and "Certain United States Tax Considerations for Non-United States Holders", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete;

                    (xvi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected to individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                   (xvii) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

                  (xviii)     The Shares have been approved for listing on the
                 New York Stock Exchange, subject to official notice of issuance; and

                    (xix) Ernst & Young LLP, who reported on the annual consolidated financial statements of the Company included in the Registration Statement and the Prospectus, are independent auditors as required by the Act and the rules and regulations of the Commission thereunder.

          (b) AMR represents and warrants to, and agrees with, each of the Underwriters that:

                      (i) The Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a Rule 462(b) Registration Statement, if any, increasing the size of the offering, filed pursuant to Rule 462(b) under the Act, which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if





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                 any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission;

                     (ii) No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                    (iii) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein;

                     (iv) The consolidated financial statements (including the related notes and supporting schedules) of the Company and its subsidiaries included in the Registration Statement, any Preliminary Prospectus and the Prospectus present fairly the consolidated financial condition, results of operations and cash flows of the entities purported to be shown thereby as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and the rules and regulations thereunder and have been prepared in accordance with generally accepted accounting principles, applied on a consistent basis through the periods indicated; the pro forma financial statements included in the Prospectus comply in all material respects with the Act and the rules and regulations thereunder and no other pro forma financial statements or schedules are required by the Act or the rules and regulations thereunder to be included in the Registration Statement, any of the Preliminary Prospectuses or the





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                 Prospectus, and the pro forma adjustments have been properly applied to the historical amounts in the computation of such pro forma financial statements; the assumptions described in the notes to such pro forma financial statements provide a reasonable basis for presenting the significant direct effects of the transactions reflected therein; and the pro forma adjustments give appropriate effect to those assumptions;

                      (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change in the condition, financial or otherwise, results of operations or general affairs of the Company and its subsidiaries taken as a whole; and

                     (vi) This Agreement and the International Underwriting Agreement have been duly authorized, executed and delivered by AMR and constitute valid and binding obligations of AMR.

     2. Subject to the terms and conditions herein set forth, (a) the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of $........................ per share, the number of Firm
Shares set forth opposite the name of such Underwriter in Schedule I hereto and
(b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth in clause (a) of this Section 2, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction, the numerator of which is the maximum number of Optional Shares which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum number of Optional Shares that all of the Underwriters are entitled to purchase hereunder.

     The Company hereby grants to the Underwriters the right to purchase at their election up to 2,424,000 Optional Shares, at the purchase price per share set forth in the paragraph above, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in





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Section 4 hereof) or, unless you and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm Shares, the several Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request in writing upon at least two New York Business Days' prior notice to the Company, shall be delivered by or on behalf of the Company to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of same day funds payable to the order of the
Company. The Company will cause the certificates representing the Shares to be made available for checking and packaging at least one New York Business Day prior to the Time of Delivery (as defined below) with respect thereto at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm Shares, 9:30 a.m., New York City time, on
 ............., 1996 or such other time and date as Goldman, Sachs & Co. and the
Company may agree upon in writing, and, with respect to the Optional Shares, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Shares, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date for delivery of the Firm Shares is herein called the "First Time of Delivery", such time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 6 hereof, including the cross receipt for the Shares and any additional documents requested by the Underwriters pursuant to Section 6(h) hereof, will be delivered at the offices of [Sullivan & Cromwell, 125 Broad Street, New York, New York 10004] (the "Closing Location"), and the Shares will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.       (a)     The Company agrees with each of the
Underwriters:





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
                    (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to the last Time of Delivery which shall be reasonably disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, (i) of the time of filing and effectiveness of any post-effective amendment to the Registration Statement, (ii) of the mailing or the delivery to the Commission for filing of any supplement to the Prospectus and to furnish you with copies thereof, (iii) of any request by the Commission for any amendment of the Registration Statement or any amendment or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or the institution or threatening of any proceeding for that purpose and (v) of the suspension of the qualification of the Shares for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and to use its best efforts to prevent the issuance of any such stop order or of any order preventing or suspending the use of any Preliminary Prospectus or prospectus or suspending any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof;

                   (ii) Prior to 10:00 a.m, New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                  (iii) Promptly from time to time to use its best efforts to qualify the Shares for offering and sale under the securities laws of such jurisdictions as you may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as required for the distribution of the Shares; the Company, however, shall not be obligated to qualify as a foreign corporation or file any general consent to service of process under the laws of any such jurisdiction or subject itself to taxation as doing business in any such jurisdiction;

                   (iv) To make generally available to its security holders, as soon as practicable, but not later than 45 days after the end of the twelve-month period beginning at the end of the fiscal quarter of the Company during which the effective date of the Initial Registration Statement occurs, and if different, the twelve-month period beginning at the end of the fiscal quarter of the Company during which the effective date of the Rule 462(b) Registration Statement, if any, occurs, an earnings statement of the Company and its subsidiaries (which need not be audited and shall be in form complying with Section 11(a) of the Act and the rules and regulations thereunder, including, at the option of the Company, Rule 158) covering such twelve-month period);

                    (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, Stock, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (i) securities offered, sold, contracted to be sold or otherwise disposed of by the Company pursuant to stock option, incentive or purchase plans maintained for its directors, officers and/or employees, which plans exist on, or are described in the Prospectus to be implemented after, the date of this Agreement and (ii) securities offered, sold, contracted to be sold or otherwise disposed of upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

                   (vi) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Initial

              Repgistration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                  (vii) During a period of five years from the effective date of the Initial Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission);

                 (viii) To use the net proceeds received by it from the sale of the Shares pursuant to this Agreement and the International Underwriting Agreement in the manner specified in the Prospectus under the caption "Use of Proceeds";

                   (ix) To use its best efforts to list, subject to notice of issuance, the Shares on the New York Stock Exchange;

                    (x) To file with the Commission such reports on Form SR as may be required by Rule 463 under the Act; and

                   (xi) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

          (b)     AMR agrees with each of the Underwriters:

                    (i) For so long as AMR owns more than 50% of the Company, to cause the Company to perform all of its obligations hereunder; and

                   (ii) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder and under the International Underwriting Agreement, Stock, any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities, without your prior written consent.

         6.   The obligations of the Underwriters hereunder, as to the
      Shares to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties of the Company and AMR herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and AMR each shall have performed all of its obligations hereunder theretofore to be
      performed, and the following      additional conditions:

                (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a)(i) hereof; at such Time of Delivery no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                (b) Sullivan & Cromwell, counsel for the Underwriters, shall have furnished to you such opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated such Time of Delivery, with respect to the validity of the Shares being delivered at such time of delivery, the Registration Statement, the Prospectus and such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable
              them to   pass upon such matters;

                (c)      At such Time of Delivery, you shall have received:

                            (1) An opinion (a draft of each such opinion is attached as Annex II(b) hereto), dated such Time of Delivery, of Debevoise & Plimpton, as counsel for
                         the Company, in form   satisfactory to you and your
                         counsel, to the effect that:

                                     (i)     The Company has been duly
                         incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has full corporate power and authority under such laws to own its properties and to conduct its business as described in the Prospectus;

                                    (ii)     The Shares have been duly
                         authorized by the Company and, when issued as contemplated by this Agreement and the International Underwriting Agreement, will be validly issued, fully
                         paid and       non-assessable; and all corporate
                         action
                         required to be taken for authorization, issue and delivery of the Shares has been validly taken;

                                   (iii)     The Stock conforms in all material
                         respects to the descriptions thereof contained in the Prospectus;

                                    (iv)     No authorization, approval,
                         consent order, registration, qualification or license of or with any United States federal, Delaware or New York regulatory body or authority is required for the valid authorization, issuance, sale and delivery of the Shares as contemplated by this Agreement and the International Underwriting Agreement, except such as have been obtained under the Act and such as may be required under the securities or Blue Sky laws of the various states of the United States or the securities or similar laws of any foreign jurisdiction;

                                     (v)    The Registration Statement, the
                         Prospectus and each amendment thereof or supplement thereto (except for the financial statements and other financial data included therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder;

                                    (vi)   This Agreement and the International
                         Underwriting Agreement have been duly authorized, executed and delivered by each of the Company and AMR;

                                   (vii)   The issuance and delivery by the
                         Company of the Shares, the execution and delivery of this Agreement and the International Underwriting Agreement by the Company, the consummation by the Company of the transactions herein and therein contemplated and in the manner herein and therein contemplated, and compliance by the Company with the terms of this Agreement and the International Underwriting Agreement, do not and will not violate, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company or any indenture or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or any law, rule, regulation, judgment or order known to such counsel to be applicable to the Company of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Company, except that such counsel need express no opinion or belief as to the accuracy or completeness of the Registration Statement or the Prospectus except for the opinion expressed in paragraph (iii) above and, to the extent stated therein, the disclosure matters referred to in the two immediately following sentences;

                                   (viii)  The Shares are duly authorized for
                         listing, subject to official notice of issuance, on the New York Stock Exchange;

                       and to such further effect with respect to other legal matters relating to this Agreement and the International Underwriting Agreement, and the sale of the Shares hereunder and thereunder as your counsel may reasonably request. Debevoise & Plimpton shall also state that (i) such counsel have not independently checked the accuracy or completeness, or otherwise verified, and are not passing upon, and assume no responsibility for, the accuracy or completeness of the information contained in the Registration Statement or the Prospectus, except with respect to the matters set forth in paragraph (iii) above and the tax matters referred to below, but have generally reviewed and discussed such information with certain officers and employees of the Company and AMR and the auditors for the Company, and (ii) in the course of such review and discussion, but without independent check or verification, no facts have come to the attention of such counsel which have caused them to believe (A) that the Registration Statement or any amendment thereto at their respective effective dates (except for the financial statements and other financial data included therein, as to which such counsel need express no belief), contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) that the Prospectus, together with any amendment or supplement thereto, at their respective issue dates and such Time of Delivery (except, in each case, for the financial statements and other financial data included therein, as to which such counsel need express no belief) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The opinion of Debevoise & Plimpton shall also confirm the accuracy in all material respects of the statements relating to the Federal income tax laws and regulations, to the extent they constitute matters of law or legal conclusions with respect thereto, made in the Prospectus under the heading "Certain United States Tax Considerations for Non-United States Holders". In giving the opinions required by this
                       Section 6(c)(1), Debevoise & Plimpton may rely as to all matters of state law other than the law of the State of New York and the corporate law of the State of Delaware upon opinions of counsel satisfactory to them, in which case the opinion shall state that they believe that they and you are entitled so to rely. In rendering the opinions set forth above, such counsel may rely upon certificates of officers of the Company and AMR and of pubic officials as to matters of fact;

                            (2) An opinion, dated such Time of Delivery, from Anne H. McNamara, Senior Vice President and General Counsel of AMR, in form satisfactory to you and your counsel, to the effect that:

                                     (i)      Such counsel has no reason to
                            believe the statements in the Registration
                            Statement and the Prospectus with respect to statutes, administrative orders and regulations and legal and governmental proceedings do not fairly and accurately present the information required to be set forth therein; and there are, to the best of such counsel's knowledge, no statutes, administrative orders or regulations or legal or governmental proceedings required to be described in the Registration Statement or the Prospectus which are not described as required, nor any contracts or documents of a character required to be described in the Registration Statement or the Prospectus, or to be filed as exhibits to the Registration Statement, that are not so described or filed as required;

                                    (ii)      The Company has an authorized
                            capitalization as set forth in the Prospectus, and all of the shares of issued and outstanding Stock have been duly authorized and validly issued and are fully paid and non-assessable;

                                   (iii)      the Company is duly qualified to
                            do business as a foreign corporation and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdictions (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that she believes that both she is and
                            you are justified in relying upon   such opinions
                            and certificates)


                                    (iv)      No authorization, approval,
                            consent, order, registration, qualification or license of any United States federal or

                            Texas regulatory body or authority is required for the valid authorization, issuance and delivery of the Shares, except such as have been obtained under the Act and such as may be required under the securities or Blue Sky laws of the various states of the United States or the securities or similar laws of any foreign jurisdiction;

                                     (v)      The issuance, sale and delivery
                            of the Shares being delivered at such time of delivery by the Company, the execution and delivery of this Agreement and the International Underwriting Agreement by the Company, the consummation by the Company of the transactions herein and therein contemplated and in the manner herein and therein contemplated and compliance by the Company with the terms of this Agreement and the International Underwriting Agreement do not and will not violate, conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or By-Laws of the Company or any of its subsidiaries or any indenture or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or any law, rule, regulation, judgment or order known to such counsel to be applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, government or governmental body having jurisdiction over the Company or any of its subsidiaries, except that such counsel need express no opinion or belief as to the accuracy or completeness of the Registration Statement or the Prospectus except for the opinions expressed in paragraph (i) above;

                                    (vi)      To the best of such counsel's
                            knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected to individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                                   (vii)      Neither the Company nor any of

                            its subsidiaries is in violation of its Certificate of Incorporation or By-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except for such violations and defaults as would not individually or in the aggregate have a material adverse effect on the Company and its subsidiaries taken as a whole.

                         In giving such opinion, Anne H. McNamara may state that such opinion is limited to the laws of the State of Texas, the corporate laws of the State of Delaware and the Federal laws of the United States, except that such counsel expresses no opinion as to the securities or Blue Sky laws of any state of the United States or the securities laws of any foreign jurisdiction.

                (d) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any Rule 462(b) Registration Statement or of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, Ernst & Young LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any Rule 462(b) Registration Statement or of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                (e)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in the judgment of the
              Representatives so material and   adverse as to make it
              impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                (f) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iii) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this Clause (iii) in the judgment of the Representatives makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

                (g)     The Company shall have complied with the provisions of
              Section 5(a)(ii) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

                (h) The Company shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company reasonably satisfactory to you as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request; and

                 (i) The Shares to be sold at such Time of Delivery shall have been duly authorized for listing by the New York Stock Exchange, subject only to official notice of issuance.

              All such opinions, certificates, letters and documents shall be deemed to be in compliance with provisions hereof only if they are in all respects reasonably satisfactory to you and your counsel.

              If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, other than by reason of any default by the Underwriters, such failure to fulfill a condition may be waived by you, or this Agreement may be terminated by you by notice to the Company at any time at or prior to a Time of Delivery, and such termination shall be without liability of any party to any other party, except as
    provided in Sections 8, 10 and 11   hereof, which provisions shall remain
    in effect notwithstanding such  termination.

          7. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement and the International Underwriting Agreement, including (i) the preparation, printing, filing and distribution of any preliminary prospectuses, the Prospectus, the Registration Statement and any amendments thereof or supplements thereto, (ii) the preparation, printing and distribution of any Agreement among Underwriters, this Agreement, the International Underwriting Agreement, the Agreement between Syndicates, the Selling Agreement, the Blue Sky Survey, any Legal Investment Survey, any Underwriters' Questionnaire, closing documents (including compilations thereof) and any other documents in connection with offering, purchase, sale and delivery of the Shares, (iii) the issuance and delivery of the Shares to the Underwriters, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the expenses of qualifying the Shares under state securities laws in accordance with Section 5(a)(iii), including filing fees and reasonable fees (not in excess of $25,000) and disbursements of counsel for the Underwriters in connection therewith and in connection with the Blue Sky Survey and any Legal Investment Survey,
    (vi) the fees and expenses, if any, incurred in connection with the listing of the Shares on the New York Stock Exchange, (vii) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares and (viii) the cost and charges of any transfer agent or registrar. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, stock transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

          8. (a) The Company and AMR, jointly and severally, will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that neither the Company nor AMR shall be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or AMR by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company and AMR against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or AMR by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company or AMR for any legal or other expenses reasonably incurred by the Company or AMR in connection with investigating or defending any such action or claim as such expenses are incurred.


          (c) Promptly after receipt by an indemnified party under subsection
    (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice in writing from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable out-of-pocket costs and expenses of investigation. In no case shall the indemnifying party be liable for the costs and expenses of more than one separate counsel representing the indemnified parties under subsection (a) above. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim by any person in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim by such person that is subject to indemnity under this Section 8 and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party. An indemnified party shall not, without the written consent of the indemnifying party, which consent shall not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any action or claim in respect of which indemnification or contribution may be sought hereunder, unless the indemnified party has given the indemnifying party notice of the commencement of such action or claim pursuant to the provisions of this subsection (c) and the indemnifying party has not elected pursuant to the provisions of this subsection (c) to assume the
    defense of such action or claim within 40 days of its receipt of    such
    notice.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and AMR on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and AMR on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and AMR on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Shares purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and AMR on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, AMR and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the
    Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in
    this subsection (d) to contribute are several in    proportion to their
    respective underwriting obligations and not joint.

          (e) The obligations of the Company and AMR under this Section 8 shall be in addition to any liability which the Company or AMR may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and AMR and to each person, if any, who controls the Company within the meaning of the Act.

                   9. (a) If any Underwriter shall default in its obligation to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Shares, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your reasonable opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

          (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased does not exceed one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Shares which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Shares which such Underwriter agreed to purchase hereunder) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of such Shares which remains unpurchased exceeds one-tenth of the aggregate number of all the Shares to be purchased at such Time of Delivery, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Shares of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company to sell the Optional Shares) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or
    controlling person of the   Company, and shall survive delivery of and
    payment for the Shares.

          11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 7 and 8 hereof; but, if for any other reason, any Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Shares not so delivered, provided, however, that in the event of termination by you for failure of the condition specified in Section 6(f) of this Agreement, the Company's obligation to reimburse pursuant to the foregoing shall not include any legal fees of counsel to the Underwriters; and after performing its reimbursement obligations pursuant to the foregoing, the Company shall then be under no further liability to any Underwriter in respect of the Shares not so delivered except as provided in Sections 7 and 8 hereof.

          12. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you jointly or by Goldman, Sachs & Co. on behalf of you as the representatives.

          All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004,
    Attention: Registration Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; and if to AMR shall be delivered or sent by mail, telex or facsimile transmission to AMR Corporation, 4333 Amon Center Boulevard, Forth Worth, Texas 76155,
    Attention: Treasurer; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, AMR and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and AMR and each person who controls the Company, AMR or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters (U.S. Version), the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                        Very truly yours,



                                        The SABRE Group Holdings, Inc.





                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:




                                        AMR Corporation

                                        By:
                                           ------------------------------------
                                            Name:
                                            Title:



Accepted as of the date hereof:

Goldman, Sachs & Co.
J.P. Morgan Securities, Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Salomon Brothers Inc



By:
   -----------------------------------------------
                  (Goldman, Sachs & Co.)
         On behalf of each of the Underwriters

                                 SCHEDULE I



                                                                                                            NUMBER OF OPTIONAL
                                                                                                               SHARES TO BE
                                                                               TOTAL NUMBER OF                 PURCHASED IF
                                                                                 FIRM SHARES                  MAXIMUM OPTION
                                 UNDERWRITER                                   TO BE PURCHASED                   EXERCISED
                                 -----------                                   ---------------              ------------------
     Goldman, Sachs & Co.  . . . . . . . . . . . . . . . . . . . . . .
     J.P. Morgan Securities Inc. . . . . . . . . . . . . . . . . . . .
     Merrill Lynch, Pierce, Fenner & Smith Incorporated  . . . . . . .
     Salomon Brothers Inc  . . . . . . . . . . . . . . . . . . . . . .
     [Names of other Underwriters] . . . . . . . . . . . . . . . . . .





              Total  . . . . . . . . . . . . . . . . . . . . . . . . .            16,160,000                        2,424,000
                                                                                  ==========                        =========

                                                                         ANNEX I
                          [Insert appropriate form of
                           non-shelf comfort letter]

                                                                         ANNEX I
                 [FORM OF ANNEX I DESCRIPTION OF COMFORT LETTER

                    FOR REGISTRATION STATEMENTS ON FORM S-1]

    Pursuant to Section 6(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                      (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

                      (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the representatives of the Underwriters (the "Representatives");

                      (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon copies of which have been separately furnished to the Representatives and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph
         (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

                      (iv) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

                      (v) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 301, 302, 402 and 503(d), respectively, of Regulation S-K;

                      (vi) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                      (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

                      (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                      (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause
                 (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                      (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

                      (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or stockholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

                      (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in Clause (E) there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

            (vii) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (iii) and (vi) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.